UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2021
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.
Recent Developments

American Airlines Group Inc. (“AAG”) and American Airlines, Inc., a wholly owned subsidiary of AAG (“AAI” and, together with AAG and its other consolidated subsidiaries, the “Company”), are providing an update on recent performance.

Operations

The Company has experienced continued strength in net bookings and load factors. As of June 2, the Company’s seven day moving average of its net bookings was approximately 90% of the level experienced in the same period of 2019. In addition, the Company’s domestic load factor for the month of May was approximately 84% and greater than 88% over the Memorial Day holiday. The Company presently expects this strength in bookings to continue through the end of the second quarter and into the third quarter and, assuming continuation of current trends, expects leisure yields to approach or exceed the corresponding 2019 levels during the peak summer travel period. Although business demand continues to be weak, the Company is starting to see increased demand among small and medium sized enterprises and certain large corporate customers.

In line with prior guidance, the Company continues to expect second quarter system capacity (total available seat miles) to be down 20% to 25% and total revenue to be down approximately 40% versus the second quarter of 2019.

Given the strength of summer bookings outlined above and based on preliminary internal results, for the first time since the pandemic began, the Company generated cash1 for the month of May and expects to end the second quarter with more than $20 billion of total liquidity2 versus its previous guidance of $19.5 billion.

Balance Sheet

The Company remains highly focused on the reduction of debt levels and transactions to facilitate deleveraging and balance sheet optimization, including through the use of cash on hand, the potential issuance of the approximately $800 million of common stock available for issuance under the existing ATM (at the market) offering program, and other financing strategies. There can be no assurance that any such transactions will be completed or the terms thereof.

Forward Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act, the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, bookings, demand, yield, load factor, cash generation and liquidity, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

1 The Company defines cash burn/generation as net cash provided by (used in) operating activities, net cash provided by (used in) investing activities and net cash provided by (used in) financing activities, adjusted for (1) Payroll Support Program financial assistance, (2) net purchases (proceeds from sale) of short-term investments and restricted short-term investments, (3) proceeds from issuance of long-term debt, net of deferred financing costs, but excluding aircraft financing, (4) proceeds from issuance of equity, (5) prepayments of long-term debt and (6) other cash flows that are not representative of the Company’s core operating performance. This calculation is a non-GAAP financial measure for which it is not practicable to provide a reconciliation to a GAAP measure on an interim basis.
2 The Company defines total liquidity as unrestricted cash and investments, undrawn revolver capacity and other undrawn facilities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 3, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: June 3, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer